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                                                            Exhibit (10)(xxviii)



                         TENANT SUBORDINATION AGREEMENT

        THIS TENANT SUBORDINATION AGREEMENT made as of the _______ day of February, 1997 by and between J. A. Hunt Services, Inc., a ___________________ corporation (the "Tenant") and Mercantile-Safe Deposit and Trust Company, a Maryland banking institution (the "Bank").

        WHEREAS, the Tenant is the lessee under a certain lease (the "Lease") dated April 1, 1995 from Dialysis Corporation of America, a Florida corporation (the "Landlord"), to Tenant, of certain real property, together with the improvements thereon, known as 27 Miller Avenue, located in Lemoyne, Cumberland County, Pennsylvania, as more particularly described in the Lease (the "Premises");

        WHEREAS, the Bank has made a loan to Landlord and secured said loan by a Mortgage and Security Agreement dated November 30, 1988 on the Premises (the "Mortgage"); and

        WHEREAS, at the request of the Landlord and in consideration of the making of said loan by the Bank, the Tenant has agreed to subordinate the Lease to the Mortgage.

        NOW, THEREFORE, THIS SUBORDINATION AGREEMENT WITNESSETH, that for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree and covenant as follows:

        1. Tenant hereby acknowledges and agrees that the Lease is and shall be (i) subordinate to the Mortgage, and (ii) subject and inferior to the Mortgage.

        2. Should the Premises be transferred to any person or party other than the Landlord by reason of foreclosure of or other proceedings brought pursuant to or under the Mortgage, Tenant shall attorn to and be bound to said transferee under all of the terms, covenants and conditions of the Lease for the remaining balance of the term thereof and any extensions or renewals thereof, with the same force and effect as if the transferee was the lessor under the Lease.

        3. Unless Tenant is in default under the Lease, the Lease shall not be terminated, nor shall Tenant's use, possession or enjoyment of the Premises be interfered with, by reason of any foreclosure proceeding or other action brought pursuant to or under the Mortgage.

        4. Each party hereto does hereby agree to execute, acknowledge and deliver to the other such further instruments as may be necessary to effectuate the purposes of this subordination, attornment and non-disturbance.

        WITNESS the following hands and seals as of the day and year first above written.

WITNESS:                                TENANT:

                                        J. A. HUNT SERVICES, INC.

---------------------------             By________________________

                                                           (SEAL)

WITNESS:                                MERCANTILE-SAFE DEPOSIT
                                        AND TRUST COMPANY

---------------------------             By________________________
                                          Stephen D. Palmer,
                                          Assistant Vice President

                                                           (SEAL)

ACKNOWLEDGED AND AGREED this _________ day of ___________________, 1997.


WITNESS:                                DIALYSIS CORPORATION OF AMERICA

---------------------------             By_____________________________
                                          Barton L. Pelstring,
                                          President

                                                           (SEAL)






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STATE OF NEW YORK, ________________________ OF _____________________, to wit:

        I HEREBY CERTIFY, that on this ______ day of ___________________, 1997, before me, the undersigned Notary Public of the State of New York, personally appeared _____________________________________________________________________,
who acknowledged himself to be the ___________________________________________
of ______________________________________________________________, known to me
(or satisfactorily proven) to be the person who executed the foregoing Subordination Agreement and acknowledged that he executed the same for the purposes therein contained by signing the name of the said corporation, by himself as _______________________________________________.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                ______________________________
                                                Notary Public

                                                My Commission Expires:

                                                ______________________________


STATE OF MARYLAND, CITY OF BALTIMORE, to wit:

        I HEREBY CERTIFY, that on this _____ day of _____________________, 1997, before me, the undersigned Notary Public of the State of Maryland, personally appeared STEPHEN D. PALMER, who acknowledged himself to be the ASSISTANT VICE PRESIDENT of MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, known to me (or satisfactorily proven) to be the person who executed the foregoing Subordination Agreement and acknowledged that he executed the same for the purposes therein contained by signing the name of the said Company, by himself as ASSISTANT VICE PRESIDENT.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                ______________________________
                                                Notary Public

                                                My Commission Expires:

                                                ______________________________




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STATE OF PENNSYLVANIA, _____________________ of _______________________, to wit:

        I HEREBY CERTIFY, that on this _____ day of _____________________, 1997, before me, the undersigned Notary Public of the State of ________________, personally appeared BARTON L. PELSTRING, who acknowledged himself to be the PRESIDENT of DIALYSIS CORPORATION OF AMERICA, known to me (or satisfactorily proven) to be the person who executed the foregoing Subordination Agreement and acknowledged that he executed the same for the purposes therein contained by signing the name of the said Corporation, by himself as PRESIDENT.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                ______________________________
                                                Notary Public

                                                My Commission Expires:

                                                ______________________________




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